Exhibit 10.4

AMENDMENT NUMBER 17
TO THE CANADIAN PACIFIC RAILWAY COMPANY PENSION PLAN
CONSOLIDATED AS AT JANUARY 1, 2009

AMENDMENTS EFFECTIVE JANUARY 1, 2022
1.Clause 8.01(b)(iii) is deleted and replaced with the following:
“(iii)    multiplied by the applicable percentage determined from the following table:

Period of Pensionable Service	If Member’s last date of hire was before:	then the following percentage is used:	If Member’s last date of hire is on or after:	then the following percentage is used:

TCRC-MWED Service	June 1, 2013	1.80%	June 1, 2013	1.70%
CPPA	June 1, 2013	1.80%	June 1, 2013	1.70%
USW Service	January 1, 2022	1.90%	January 1, 2022	1.70%
IBEW Service	January 1, 2021	1.80%	January 1, 2021	1.70%
Unifor Service	May 1, 2015	1.80%	May 1, 2015	1.70%
TCRC-RTE Service	June 1, 2013	1.80%	June 1, 2013	1.70%
RCTC Service	June 1, 2013	1.80%	June 1, 2013	1.70%
Management Service	June 1, 2013	1.30%	June 1, 2013	1.30%

2.Delete subparagraph 8.08(a) and replace it with the following:
“(a)    Pension Limit Date, Prior Pension Limit, and Future Pension Limit are the dates and amounts, as applicable, set out in the table below:

	1	2	3
Period of Pensionable Service	Pension Limit Date	Prior Pension Limit	Future Pension Limit
TCRC-MWED Service	June 1, 2013	$1,975	$1,715
CPPA Service	June 1, 2013	$1,975	$1,715
USW Service	January 1, 2022	$1,975	$1,715
IBEW Service	January 1, 2021	$2,075	$1,715
Unifor Service	May 1, 2015	$2,050	$1,715
TCRC-RTE Service	June 1, 2013	$2,200	$1,715
RCTC Service	June 1, 2013	$2,200	$1,715
Management Service	June 1, 2013	$1,975	$1,715

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